SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 3

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                          Date of Report: June 16, 2005

                        MEDICAL STAFFING SOLUTIONS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Nevada               000-23967         91-2135006
   ----------------------------    ------------    -------------------
   (State or other jurisdiction    (Commission       (IRS Employer
         of incorporation)         File Number)    Identification No.)

   8150 Leesburg Pike, Suite 1200, Vienna, Virginia      22182
   ------------------------------------------------   ----------
       (Address of principal executive offices)       (Zip code)

  Registrant's telephone number, including area code:  (703) 641-8890

ITEM 2.01.   ACQUISITION OR DISPOSITION OF ASSETS

Medical Staffing Solutions, Inc. (the "Company" or "MSSI") is amending this Current Report to correct certain figures set forth in the MSSI and Subsidiaries Unaudited Proforma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2004 and to add certain disclosures to the MSSI and Subsidiaries Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

MSSI entered into an asset purchase agreement (the "Purchase Agreement") on June 16, 2005, by and among MSSI, Nurses PRN Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of MSSI ("Purchaser"), Nurses PRN, LLC, a Florida limited liability company (the "Target") and the members listed therein (collectively, the "Members", and together with MSSI, Purchaser and the Target, the "Parties"). The Parties agreed to close the transaction in escrow subject to the confirmation of delivery to the escrow agent (the "Agent") of those certain escrow documents listed in Schedule A to the Confirmation of Closing in Escrow, dated June 16, 2005.

Pursuant to the Purchase Agreement, the Purchaser acquired all of the assets, properties, privileges, rights, interests, business and goodwill belonging to the Target, of every kind and description, real, personal and mixed, tangible and intangible and wherever located (the "Purchased Assets"). The Purchased Assets include all cash items, securities and financial instruments of the Target, all Fixed Assets, Accounts Receivable, Real Property Leases, Intellectual Property, Material Contracts, Files and Records and Goodwill (as each term is defined in the Purchase Agreement).

As consideration for the Purchased Assets, the Purchaser caused MSSI to issue and deliver 9,500,000 shares of common stock of MSSI to the Target which were delivered to the Members in the denominations set forth opposite each Member's name on Exhibit A to the Purchase Agreement, and 2,500,000 shares to a creditor. The Purchaser also paid to the Target One Million Six Hundred Thousand Dollars ($1,600,000) as a cash consideration. In addition to the share and cash consideration, the Purchaser paid a contingent payment to the Target based on the Purchaser's achievement of financial targets based on an EBITDA Target (as defined in the Purchase Agreement) not to exceed Five Hundred Thousand Dollars ($500,000).

In addition to the Purchased Assets, the Purchaser assumed certain Assumed Liabilities (as defined in the Purchase Agreement) including (a) a Three Hundred Sixty Five Thousand Four Hundred Eighty Seven and 50/100 Dollar ($365,487.50) note payable issued to Jeff Dowling by the Purchaser; (b) a Two Hundred Fifty Thousand Dollar ($250,000) note payable to Aftabe Adamjee by the Purchaser and
(c) certain general payables as set forth in Schedule 1.4 of the Purchase Agreement.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Provided herewith.

(b)   Provided herewith.

(c)   Exhibit No. and Description:

Exhibit 99.1      Asset Purchase Agreement,     Incorporated by reference
                  effective as of June 16,      to Exhibit 99.1 to the
                  2005, by and among MSSI,      Company's Current Report
                  Nurses PRN Acquisition        on Form 8-K filed with the
                  Corp., Nurses PRN, LLC and    U.S. Securities and
                  the Members listed therein    Exchange Commission on
                                                July 11, 2004

Exhibit 99.2      $250,000 Promissory Note,     Incorporated by reference
                  effective June 16, 2005,      to Exhibit 99.2 to the
                  by Nurses PRN Acquisition     Company's Current Report
                  Corp., Inc. issued to Mr.     on Form 8-K filed with the
                  Aftab Adamjee                 U.S. Securities and
                                                Exchange Commission on
                                                July 11, 2004

Exhibit 99.3      Executive Employment          Incorporated by reference
                  Agreement, dated June 16,     to Exhibit 99.3 to the
                  2005, by and between          Company's Current Report
                  Nurses PRN Acquisition        on Form 8-K filed with the
                  Corp. and Mr. Robert          U.S. Securities and
                  Murphy                        Exchange Commission on
                                                July 11, 2004

Exhibit 99.4      Executive Employment          Incorporated by reference
                  Agreement, dated June 16,     to Exhibit 99.4 to the
                  2005, by and between          Company's Current Report
                  Nurses PRN Acquisition        on Form 8-K filed with the
                  Corp. and Ms. Linda Romano    U.S. Securities and
                                                Exchange Commission on
                                                July 11, 2004

Exhibit 99.5      Release, dated June 16,       Incorporated by reference
                  2005, by Mr. Aftab Adamjee    to Exhibit 99.5 to the
                  releasing all claims          Company's Current Report
                  against Nurses PRN, LLC,      on Form 8-K filed with the
                  Mr. Robert Murphy and Ms.     U.S. Securities and
                  Linda Romano                  Exchange Commission on
                                                July 11, 2004

Exhibit 99.6      Release, dated May 26,        Incorporated by reference
                  2005, by Mr. Phil Dodge       to Exhibit 99.6 to the
                  releasing all against         Company's Current Report
                  Nurses PRN, LLC claims        on Form 8-K filed with the
                                                U.S. Securities and
                                                Exchange Commission on
                                                July 11, 2004

Exhibit 99.7      Release, dated June 16,       Incorporated by reference
                  2005, by Mr. Robert Murphy    to Exhibit 99.7 to the
                  releasing all claims          Company's Current Report
                  against Nurses PRN, LLC       on Form 8-K filed with the
                                                U.S. Securities and
                                                Exchange Commission on
                                                July 11, 2004

Exhibit 99.8      Release, dated June 16,       Incorporated by reference
                  2005, by Ms. Linda Romano     to Exhibit 99.8 to the
                  releasing all claims          Company's Current Report
                  against Nurses PRN, LLC       on Form 8-K filed with the
                                                U.S. Securities and
                                                Exchange Commission on
                                                July 11, 2004

Exhibit 99.9      Assumption Agreement,         Incorporated by reference
                  dated June 16, 2005, by       to Exhibit 99.9 to the
                  and among Nurses PRN, LLC,    Company's Current Report
                  Nurses PRN Acquisition        on Form 8-K filed with the
                  Corp. and Mr. Jeffrey T.      U.S. Securities and
                  Dowling                       Exchange Commission on July 11,
                                                2004

Exhibit 99.10     Pledge Agreement, dated       Incorporated by reference
                  June 16, 2005, by and         to Exhibit 99.10 to the
                  between Mr. Robert Murphy     Company's Current Report
                  and Ms. Linda J. Romano as    on Form 8-K filed with the
                  Pledgor and Mr. Jeffrey T.    U.S. Securities and
                  Dowling as Pledgee            Exchange Commission on
                                                July 11, 2004

Exhibit 99.11     Indemnity and Guaranty        Incorporated by reference
                  Agreement, dated June 16,     to Exhibit 99.11 to the
                  2005, by and among Mr.        Company's Current Report
                  Aftab Adamjee, Mr. Robert     on Form 8-K filed with the
                  Murphy and Ms. Linda          U.S. Securities and
                  Romano as Indemnitors and     Exchange Commission on
                  Nurses PRN, LLC               July 11, 2004

Exhibit 99.12     Guaranty of Payment, dated    Incorporated by reference
                  June 16, 2005, by Medical     to Exhibit 99.12 to the
                  Staffing Solutions, Inc.      Company's Current Report
                  with respect to Mr.           on Form 8-K filed with the
                  Jeffrey T. Dowling            U.S. Securities and
                                                Exchange Commission on
                                                July 11, 2004

Exhibit 99.13     Guaranty of Payment, dated    Incorporated by reference
                  June 16, 2005, by Medical     to Exhibit 99.13 to the
                  Staffing Solutions, Inc.      Company's Current Report
                  with respect to Mr. Aftab     on Form 8-K filed with the
                  Adamjee                       U.S. Securities and
                                                Exchange Commission on
                                                July 11, 2004

Exhibit 99.14     Guaranty, dated June 16,      Incorporated by reference
                  2005, by Mr. Robert Murphy    to Exhibit 99.14 to the
                  and Ms. Linda Romano with     Company's Current Report
                  respect to Jeffrey T.         on Form 8-K filed with the
                  Dowling and the payment of    U.S. Securities and
                  all indebtedness of Nurses    Exchange Commission on
                  PRN, LLC                      July 11, 2004

Exhibit 99.15     Bill of Sale, undated, by     Incorporated by reference
                  and between Nurses PRN,       to Exhibit 99.15 to the
                  LLC and Nurses PRN            Company's Current Report
                  Acquisition Corp.             on Form 8-K filed with the
                                                U.S. Securities and
                                                Exchange Commission on
                                                July 11, 2004

Exhibit 99.16     Assignment and Assumption     Incorporated by reference
                  Agreement, dated June 16,     to Exhibit 99.16 to the
                  2005, by and between          Company's Current Report
                  Nurses PRN, LLC and Nurses    on Form 8-K filed with the
                  PRN Acquisition Corp.         U.S. Securities and
                                                Exchange Commission on
                                                July 11, 2004

Exhibit 99.17     Joinder, dated June 10,       Incorporated by reference
                  2005, by and between Mr.      to Exhibit 99.17 to the
                  Aftab Adamjee and Mr.         Company's Current Report
                  Jeffrey T. Dowling            on Form 8-K filed with the
                                                U.S. Securities and
                                                Exchange Commission on
                                                July 11, 2004

Exhibit 99.18     Confirmation of Closing in    Incorporated by reference
                  Escrow, dated June 16,        to Exhibit 99.18 to the
                  2005, by and between          Company's Current Report
                  attorneys for MSSI, Nurses    on Form 8-K filed with the
                  PRN Acquisition Corp. and     U.S. Securities and
                  Nurses PRN, LLC               Exchange Commission on
                                                July 11, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MEDICAL STAFFING SOLUTIONS, INC.


Date: June 9, 2006                    By       /s/ Dr. Brajnandan B. Sahay
                                               ------------------------------
                                               Name:  Dr. Brajnandan B. Sahay
                                               Title: President

ITEM 9.01. (A):

                               NURSES PRN, L.L.C.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

                                TABLE OF CONTENTS

                                                                                                                Page(s)
                                                                                                                -------
Report of Independent Registered Public Accounting Firm                                                             1

Financial Statements

         Balance Sheets As of December 31, 2004 and 2003                                                            2

         Statements of Operations For The Years Ended December 31, 2004 and 2003                                    3

         Statements of Members' Deficit For The Years Ended December 31, 2004 and 2003                              4

         Statements of Cash Flows For The Years Ended December 31, 2004 and 2003                                5 - 6

         Notes to Financial Statements                                                                         7 - 13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the members of
Nurses PRN, LLC
West Palm Beach, FL

We have audited the accompanying balance sheets of Nurses PRN, LLC as of December 31, 2004 and 2003 and the related statements of operations, changes in members' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversights Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has incurred losses in the last two years of operations, and will be looking to raise capital over the next year to assist in funding their operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's operating and financing plans in regards to these matters are also discussed in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nurses PRN, LLC as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Bagell, Josephs & Company, LLC.
Gibbsboro, New Jersey
March 1, 2005

                               NURSES PRN, L.L.C.
                                 BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                                                                2004           2003
                                                           -----------    -----------

                                     ASSETS
CURRENT ASSETS
    Cash and cash equivalents                              $   281,640    $   358,687
    Accounts receivable - net                                3,076,919      3,295,655
    Prepaid expenses and other current assets                  150,263          2,183
                                                           -----------    -----------
        Total current assets                                 3,508,822      3,656,525
                                                           -----------    -----------

    Fixed assets - net                                          67,858        206,067
                                                           -----------    -----------
OTHER ASSET
    Security deposit                                             6,657          6,682
                                                           -----------    -----------
        Total other asset                                        6,657          6,682

TOTAL ASSETS                                               $ 3,583,337    $ 3,869,274
                                                           ===========    ===========

                        LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES
    Accounts payable and accrued expenses                  $   377,958    $   369,557
    Note payable - receivable line of credit                 2,645,938      2,866,714
    Current portion of note payable - other                    182,071         62,888
    Due to member                                            1,061,331        631,600
    Due to related party                                        88,156             --
    Taxes payable                                            1,761,140      1,006,787
                                                           -----------    -----------
        Total current liabilities                            6,116,594      4,937,546
                                                           -----------    -----------

LONG-TERM LIABILITIES
    Note payable - other, net of current portion               237,154        420,875
                                                           -----------    -----------
        Total long-term liabilities                            237,154        420,875
                                                           -----------    -----------

TOTAL LIABILITIES                                            6,353,748      5,358,421
                                                           -----------    -----------

MEMBERS' DEFICIT                                            (2,770,411)    (1,489,147)
                                                           -----------    -----------

TOTAL LIABILITIES AND MEMBERS' DEFICIT                     $ 3,583,337    $ 3,869,274
                                                           ===========    ===========

    The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                     2004              2003
                                                ------------      ------------

REVENUES                                        $ 10,931,812      $  8,727,973
                                                ------------      ------------

COST OF GOODS SOLD
    Payroll expense - nurses                       8,109,910         7,064,140
    Tax expense - nurses                             759,138           304,573
    Workmen's compensation expense - nurses          263,644           153,881
                                                ------------      ------------
        Total cost of goods sold                   9,132,692         7,522,594
                                                ------------      ------------

GROSS PROFIT                                       1,799,120         1,205,379
                                                ------------      ------------

OPERATING EXPENSES
Administrative payroll                             1,563,284         1,174,492
    Dealer commissions                               424,892           385,552
    Background and drug testing                       19,332             1,430
    Bad debt expense                                  57,500            52,058
    Bank fees                                         35,230            40,672
    Computer expense                                  13,089             6,110
    Depreciation                                      52,807            13,306
    Insurance                                        297,213           173,681
    Interest expense                               1,182,431           613,050
    Licenses, permits and taxes                       12,380             5,691
    Maintenance and cleaning                          10,968             5,780
    Marketing                                         19,619             3,625
    Miscellaneous                                    161,470            51,562
    Meals and travel                                 152,134           108,555
    Office supplies and printing                      68,289            62,902
    Postage and delivery                              38,760            10,484
    Professional fees                                120,514           129,243
    Recruiting                                        23,921            39,294
    Rent and utilities                               120,364            69,120
    Telephone                                         99,125            49,439
    Website hosting                                   90,145            49,309
                                                ------------      ------------
        Total operating expenses                   4,563,467         3,045,355
                                                ------------      ------------

NET LOSS FROM CONTINUING OPERATIONS               (2,764,347)       (1,839,976)
                                                ------------      ------------

DISCONTINUED OPERATIONS
    Income from discontinued operations              576,945           346,074
    Income on disposal                               906,138                --
                                                ------------      ------------

NET LOSS                                        $ (1,281,264)     $ (1,493,902)
                                                ============      ============

    The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                          STATEMENT OF MEMBERS' DEFICIT
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

BALANCE - JANUARY 1, 2003                      $     4,755
    Net loss                                    (1,493,902)
                                               -----------

BALANCE - DECEMBER 31, 2003                     (1,489,147)
    Net loss                                    (1,281,264)
                                               -----------

BALANCE - DECEMBER 31, 2004                    $(2,770,411)
                                               ===========

    The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                     2004           2003
                                                                                 -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
    Continuing operations:
        Net loss                                                                 $(2,764,347)   $(1,839,976)
                                                                                 -----------    -----------

Adjustments to reconcile net loss to net cash provided by operating activities
    Non cash adjustments - net                                                       132,871             --
    Depreciation                                                                      89,528         13,306
Changes in assets and liabilities:
    (Increase) decrease in account receivable                                        218,736     (2,943,034)
    (Increase) in prepaid expenses and other current assets                          (68,080)        (2,183)
    (Increase) decrease in security deposit                                               25         (6,682)
    Increase in accounts payable and accrued expenses                                  8,401        356,251
    Increase in taxes payable                                                        754,353        892,951
                                                                                 -----------    -----------
        Total adjustments                                                          1,135,834     (1,689,391)
                                                                                 -----------    -----------

Net cash (used in) operating activities - continuing operation                    (1,628,513)    (3,529,367)
                                                                                 -----------    -----------
Discontinued operations:
    Income from discontinued operations                                              576,945        346,074
                                                                                 -----------    -----------
        Net cash provided by discontinuing operations                                576,945        346,074
                                                                                 -----------    -----------

CASH FLOWS FROM INVESTINGING ACTIVITIES
Continuing operations:
    (Acquisition) of property and equipment                                               --       (168,214)
                                                                                 -----------    -----------
 Discontinued operations:
    Proceeds from disposal of assets                                                 821,948             --
                                                                                 -----------    -----------
        Net cash provided by investing activities                                    821,948       (168,214)
                                                                                 -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Continuing operations:
    Net proceeds from related party advances                                          88,156             --
    Net proceeds from note payable - receivable line of credit                      (300,776)     2,582,662
    Net proceeds from member                                                         429,731        581,600
    Net proceeds from note payable - other                                           (64,538)       483,763
                                                                                 -----------    -----------
    Net cash provided by financing activities                                        152,573      3,648,025
                                                                                 -----------    -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                 (77,047)       296,518

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                                        358,687         62,169
                                                                                 -----------    -----------

CASH AND CASH EQUIVALENTS - END OF YEAR                                          $   281,640    $   358,687
                                                                                 ===========    ===========

    The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                    2004        2003
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid during the period for:
        Interest paid                                                            $ 580,215   $ 613,850
        Income taxes paid                                                        $      --   $      --

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION
    Note payable for the acquisition of property and equipment                   $ 100,000   $      --
    Relief of accounts payable and notes payable upon disposal of property and
    equipment - net                                                              $ 132,871   $      --


    The accompanying notes are an integral part of these financial statements

                                 NURSES PRN, LLC
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

NOTE 1- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nurses PRN, LLC (the "Company") is a Limited Liability Company formed in the State of Florida as a licensed temporary staffing agency in the business of providing supplemental staffing to medical care providers. In the recruiting process Nurses PRN is responsible for personally interviewing all potential representatives of Nurses PRN before they are assigned to a hospital or healthcare facility. The Company offers to its clients per diem staffing, local contracts, travel nurses and international nurses. The representatives of the Company specialize in telemetry, med-surg, emergency room and operating room environments.

The financial statements for the year ended December 31, 2003 include reclassifications of the operations of the Company to reflect the sale and disposal of certain assets and business that was generated between Nurse Staffing, LLC and Nurses PRN, LLC. This disposal occurred on November 1, 2004. Accordingly, the Company follows FASB 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". The Company has reclassified its December 31, 2003 financial statements to reflect the operations below the line as discontinued operations in accordance with FASB 144.

The Company recognized a $906,138 gain on the disposal of the assets of Nurse Staffing, LLC.

                            CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value.

                               ACCOUNTS RECEIVABLE

Accounts receivable are evaluated for potential uncollectible amounts and are reduced for any existing bad debts. Accounts receivable, net of reserve allowances was $3,076,919 and $3,295,655 at December 31, 2004 and 2003,
respectively.

                               NURSES PRN, L.L.C.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 1- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                             PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets; three years for computers and five years for furniture. Reviews are regularly performed to determine whether facts and circumstances exist that indicate carrying amount of assets may not be recoverable of the useful life is shorter than originally estimated. The Company assesses the recoverability of its fixed assets by comparing the projected undiscounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets. If assets are determined to be recoverable, but the useful lives are shorter than originally estimated, the net book value of the assets is depreciated over the newly determined remaining useful lives. When fixed assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss in included in operations.

                                  INCOME TAXES

The Company was organized as a Limited Liability Company (L.L.C.). Under these provisions, the Company is taxed as a partnership for federal and state income tax purposes. The Company does not pay corporate income taxes on its taxable income. Instead, the member is liable for its income taxes.

                                USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

                            ADVERTISING AND MARKETING

Advertising and marketing costs charged to expense were $19,619 and $3,625 for the years ended December 31, 2004 and 2003 respectively.

                               NURSES PRN, L.L.C.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 1- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                               REVENUE RECOGNITION

Revenue is primarily recognized after services are rendered and confirmed by a time card authorized by the clients. They are billed to the client once per week for the prior week. An accrual is made every month for service rendered and billed to the particular clients that were booked the following month.

                       FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

                        RECENT ACCOUNTING PRONOUNCEMENTS

In April 2003, the FASB issued SFAS Statement No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement is effective for contracts entered into or modified after June 30, 2003, except for certain hedging relationships designated after June 30, 2003. Most provisions of this Statement should be applied prospectively. The adoption of this statement did not have a significant impact on the Company's results of operations or financial position.

In May 2003, the FASB issued SFAS Statement No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of nonpublic entities, if applicable.

                               NURSES PRN, L.L.C.
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 1- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did have a significant impact on the Company's results of operations or financial position.

In November 2002, the FASB issued Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantees and elaborates on existing disclosure requirements related to guarantees and warranties. The recognition requirements are effective for guarantees issued or modified after December 31, 2002 for initial recognition and initial measurement provisions. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial position.

In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The adoption of FIN 46 did not have a significant impact on the Company' results of operations or financial position.

                               NURSES PRN, L.L.C.
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 2- FIXED ASSETS

Fixed assets at December 31, 2004 and 2003 is as follows:

                                                    2004               2003
                                                -----------        -----------

Office furniture and computers                  $   106,277        $   219,373
Less:  accumulated depreciation                     (38,419)           (13,306)
                                                -----------        -----------
Net property and equipment                      $    67,858        $   206,067
                                                ===========        ===========

Depreciation expense for the years ended December 31, 2004 and 2003 was $89,528 and $13,306 respectively.

NOTE 3 NOTE PAYABLE - RECEIVABLE LINE OF CREDIT

The Company on June 4, 2002 entered into a mastering factoring agreement with Rockland Credit Finance, a subsidiary of Webbank, Inc. The agreement states from time to time during the term of the agreement that the Company may offer to sell to Rockland Credit certain amounts of the Company's account receivables.

In turn of the acceptance of the account receivables, Rockland Credit will pay to the Company an amount up to 90% of the aggregate net face value of the assigned accounts. If the aggregate net face value of the receivables accepted by Rockland Credit is less than $1,500,000, the Company would be required to pay a fee not less than $2,000. The term of the agreement is for one year and the agreement automatically renews for successive one-year periods.

                               NURSES PRN, L.L.C.
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 4- NOTE PAYABLE - OTHER

The Company has a note payable which was originally $250,000 as of July 2003. The note was amended for another additional $250,000 in September 2003, for a total principal balance of $500,000, of which $419,225 and $483,763 was outstanding as of December 31, 2004 and 2003, respectively. Interest is payable monthly at an annual rate of 9%. The term of the note is for four years, and the principal balance is payable in monthly installments of principal plus accrued interest at which time the final installment equal to the remaining balance shall be due and payable. The maturities over the next three years and in the aggregate are as follows:

Fiscal year ending              December 31, 2005             $   182,071
                                December 31, 2006                 150,000
                                December 31, 2007                  87,154
                                                              -----------
                                                              $   419,225
                                                              ===========

NOTE 5 - DUE TO RELATED PARTY

The Company as of December 31, 2004 had an amount of $88,156 due to a related party. The amount refers to the pre-funding of the payroll by the related party. The related party was not ready to perform their own payroll and the Company performed this function for them during the month of December 2004. The pre-funding by the related party ended up being too much and the amount was returned on January 14, 2005.

The Company has been advanced amounts from its members to cover working capital needs and expansion costs over time. At December 31, 2004 and 2003, there is $1,061,331 and $631,600 outstanding, respectively. There is no stated interest due on these amounts and they are due on demand. These payments will be repaid upon a sale of the Company.

                               NURSES PRN, L.L.C.
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 6 - GOING CONCERN

As shown in the accompanying financial statements, the Company incurred net losses for the years ended December 31, 2004 and 2003. There is no guarantee whether the Company will be able to generate enough revenue and/or raise capital to support current operations and generate anticipated sales. This raises substantial doubt about the Company's ability to continue as a going concern.

Management believes that the Company's capital requirements will depend on many factors including the success of the Company's service efforts.

The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

                                     LEASES

The Company conducts its operations in either leased facilities, where the leases are month to month or have provisions that provide for renewal options, in hospitals, where no rent is charged or they have agreements where no rent required is part of the agreement. Facilities where there are leases are all operating leases and rent expense is charged to operations as incurred.

As of December 31, 2004, the future minimum rental payments due under noncancellable operating leases are as follows:

                              2005          $  87,008
                              2006             44,657
                                            ---------
                            Totals          $ 131,665
                                            =========

NOTE 8 - SUBSEQUENT EVENT

As of July 1, 2005, the Company sold its assets to Nurses PRN Acquisition Corp., a wholly owned subsidiary of a public company, Medical Staffing Solutions, Inc.

                               NURSES PRN, L.L.C.
                          REVIEWED FINANCIAL STATEMENTS
                            FOR THE SIX MONTHS ENDED
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

                               NURSES PRN, L.L.C.
                          REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004

                                TABLE OF CONTENTS

                                                                                                                Page(s)
                                                                                                                -------
Report of Independent Registered Public Accounting Firm                                                             1

Financial Statements (Unaudited)
    Balance Sheets As of June 30, 2005 and 2004                                                                     2
    Statements of Operations For The Six Months Ended June 30, 2005 and 2004                                        3
    Statements of Members' Deficit For The Six Months Ended June 30, 2005 and 2004                                  4
    Statements of Cash Flows For The Six Months Ended June 30, 2005 and 2004                                        5
    Notes to Financial Statements                                                                              6 - 11

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          CERTIFIED PUBLIC ACCOUNTANTS

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member of
Nurses PRN, LLC
West Palm Beach, Florida

We have reviewed the accompanying balance sheets of Nurses PRN, LLC (the "Company") as of June 30, 2005 and 2004 and the related statements of operations, changes in members' (deficit), and cash flows for the six months then ended. These interim financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern. Management's operating and financing plans in regard to these matters are also discussed in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

BAGELL, JOSEPHS & COMPANY, L.L.C.
BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey
September 7, 2005

          MEMBER OF: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

SEC PRACTICE SECTION OF THE AICPA (SECPSI) NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS FLORIDA STATE BOARD OF ACCOUNTANCY

                               NURSES PRN, L.L.C.
                                 BALANCE SHEETS
                             JUNE 30, 2005 AND 2004

                                                                2005          2004
                                                           -----------    -----------

                                     ASSETS
CURRENT ASSETS
    Cash and cash equivalents                              $    10,789    $   499,176
    Accounts receivable - net                                1,803,255      3,249,646
    Prepaid expenses and other current assets                   24,949        213,909
                                                           -----------    -----------
        Total current assets                                 1,838,993      3,962,731
                                                           -----------    -----------
    Fixed assets - net                                          68,187        264,598
                                                           -----------    -----------

OTHER ASSET
    Security deposit                                             7,057         10,371
                                                           -----------    -----------
        Total other asset                                        7,057         10,371
                                                           -----------    -----------

TOTAL ASSETS                                               $ 1,914,237    $ 4,237,700
                                                           ===========    ===========

                        LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES
    Accounts payable and accrued expenses                  $   316,597    $   558,374
    Note payable - receivable line of credit                 1,548,373      3,044,651
    Current portion of note payable - other                    203,332         86,213
    Due to member                                              993,332      1,225,117
    Taxes payable                                            2,237,323      1,750,205
                                                           -----------    -----------
        Total current liabilities                            5,298,957      6,664,560
                                                           -----------    -----------

LONG-TERM LIABILITIES
    Note payable - other, net of current portion               162,155        365,487
                                                           -----------    -----------
        Total long-term liabilities                            162,155        365,487
                                                           -----------    -----------

TOTAL LIABILITIES                                            5,461,112      7,030,047
                                                           -----------    -----------

MEMBERS' DEFICIT                                            (3,546,875)    (2,792,347)
                                                           -----------    -----------

TOTAL LIABILITIES AND MEMBERS' DEFICIT                     $ 1,914,237    $ 4,237,700
                                                           ===========    ===========

    The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                            STATEMENTS OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

                                                     2005               2004
                                                 -----------       -----------

OPERATING REVENUES                               $ 7,229,872       $ 5,034,373

COST OF GOODS SOLD
    Payroll expense - nurses                       5,145,847         3,736,421
    Tax expense - nurses                             468,264           386,294
    Workmen's compensation expense - nurses          284,376           118,985
                                                 -----------       -----------
        Total cost of goods sold                   5,898,487         4,241,700
                                                 -----------       -----------

GROSS PROFIT                                       1,331,385           792,673
                                                 -----------       -----------

OPERATING EXPENSES
    Administrative payroll                           590,724           877,868
    Dealer commissions                               289,725           175,930
    Background and drug testing                        6,284            10,522
    Bad debt expense                                  12,000            30,000
    Bank fees                                         25,062            18,423
    Computers expense                                  1,895             7,093
    Depreciation                                       7,339            40,833
    Interest expense                                 477,052           654,754
    Insurance                                        248,439           149,402
    Licenses, permits and taxes                       15,418             5,530
    Maintenance and cleaning                           3,866             7,113
    Marketing                                          1,406            13,640
    Miscellaneous                                     11,286            16,393
    Meals and travel                                  22,377            82,244
    Office supplies and printing                      21,835            42,873
    Postage and delivery                              15,484            19,560
    Professional fees                                193,669            61,467
    Recruiting                                         8,619            14,381
    Rent and utilities                                79,088            48,539
    Telephone                                         36,457            42,943
    Website hosting                                   39,824            53,681
                                                 -----------       -----------
        Total operating expenses                   2,107,849         2,373,189
                                                 -----------       -----------

NET LOSS FROM CONTINUING OPERATIONS                 (776,464)       (1,580,516)

DISCONTINUED OPERATIONS
    Income from discontinued operations                   --           277,316
                                                 -----------       -----------

NET LOSS                                         $  (776,464)      $(1,303,200)
                                                 ===========       ===========

    The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                          STATEMENT OF MEMBERS' DEFICIT
                 FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

BALANCE - JANUARY 1, 2004                    $ 1,489,147)
    Net loss                                  (1,303,200)
                                             -----------

BALANCE - JUNE 30, 2004                      $(2,792,347)
                                             ===========

BALANCE - JANUARY 1, 2005                    $(2,770,411)
    Net loss                                    (776,464)
                                             -----------

BALANCE - JUNE 30, 2005                      $(3,546,875)
                                             ===========

    The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                            STATEMENTS OF CASH FLOWS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

                                                                                         2005            2004
                                                                                     -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
    Continuing Operations:
        Net loss                                                                     $  (776,464)    $(1,580,516)
                                                                                     -----------     -----------

    Adjustments to reconcile net loss to net cash provided by operating activities
        Depreciation                                                                       7,339          47,030

    Changes in assets and liabilities:
        Decrease in account receivable                                                 1,273,664          46,009
        (Increase) decrease in prepaid expenses and other current assets                 125,314        (211,726)
        (Decrease) in security deposit                                                      (400)         (3,689)
        Increase (decrease) in accounts payable and accrued expenses                     (61,361)        188,817
        Increase in taxes payable                                                        476,183         743,418
                                                                                     -----------     -----------
    Net cash provided by (used in) operating activities - continuing operations        1,044,275        (770,657)
                                                                                     -----------     -----------

Discontinued Operations:
        Income from discontinued operations                                                   --         277,316
                                                                                     -----------     -----------
        Net cash provided by operating activities - discontinued operations                   --         277,316
                                                                                     -----------     -----------
        Net cash provided by (used in) operating activities                            1,044,275        (493,341)
                                                                                     -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES
        (Acquisition) of property and equipment                                           (7,668)       (105,562)
                                                                                     -----------     -----------
        Net cash (used in) investing activities                                           (7,668)       (105,562)
                                                                                     -----------     -----------

CASH FLOWS FROM FINANCING ACTIVITIES
        Net (reduction in) related party advances                                        (88,156)             --
        Net proceeds from (reduction in) note payable - receivable line of credit     (1,097,565)        177,938
        Net proceeds from (reduction in) due to member                                   (67,999)        593,517
        Net (reduction in) note payable - other                                          (53,738)        (32,063)
                                                                                     -----------     -----------
        Net cash provided by (used in) financing activities                           (1,307,458)        739,392
                                                                                     -----------     -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    (270,851)        140,489

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                          281,640         358,687
                                                                                     -----------     -----------

CASH AND CASH EQUIVALENTS - END OF PERIOD                                            $    10,789     $   499,176
                                                                                     ===========     ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
        Cash paid during the period for:
        Interest paid                                                                $   477,052     $   624,004
                                                                                     ===========     ===========
        Income taxes paid                                                            $        --     $        --
                                                                                     ===========================

    The accompanying notes are an integral part of these financial statements

                                 NURSES PRN, LLC
                     NOTES TO REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004

NOTE 1- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nurses PRN, LLC (the "Company") is a Limited Liability Company formed in the State of Florida as a licensed temporary staffing agency in the business of providing supplemental staffing to medical care providers. In the recruiting process Nurses PRN is responsible for personally interviewing all potential representatives of Nurses PRN before they are assigned to a hospital or healthcare facility. The Company offers to its clients per diem staffing, local contracts, travel nurses and international nurses. The representatives of the Company specialize in telemetry, med-surg, emergency room and operating room environments.

                            CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value.

                               ACCOUNTS RECEIVABLE

Accounts receivable are evaluated for potential uncollectible amounts and are reduced for any existing bad debts. Accounts receivable, net of reserve allowances was $1,803,255 and $3,249,646 at June 30, 2005 and 2004,
respectively.

                             PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets; three years for computers and five years for furniture. Reviews are regularly performed to determine whether facts and circumstances exist that indicate carrying amount of assets may not be recoverable of the useful life is shorter than originally estimated. The Company assesses the recoverability of its fixed assets by comparing the projected undiscounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets. If assets are determined to be recoverable, but the useful lives are shorter than originally estimated, the net book value of the assets is depreciated over the newly determined remaining useful lives. When fixed assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss in included in operations.

                               NURSES PRN, L.L.C.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 1- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                  INCOME TAXES

The Company was organized as a Limited Liability Company (L.L.C.). Under these provisions, the Company is taxed as a partnership for federal and state income tax purposes. The Company does not pay corporate income taxes on its taxable income. Instead, the member is liable for its income taxes.

                                USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

                            ADVERTISING AND MARKETING

Advertising and marketing costs charged to expense were $1,406 and $13,640 for the six months ended June 30, 2005 and 2004, respectively.

                               REVENUE RECOGNITION

Revenue is primarily recognized after services are rendered and confirmed by a time card authorized by the clients. They are billed to the client once per week for the prior week. An accrual is made every month for service rendered and billed to the particular clients that were booked the following month.

                       FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

                               NURSES PRN, L.L.C.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 1- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                        RECENT ACCOUNTING PRONOUNCEMENTS

In April 2003, the FASB issued SFAS Statement No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement is effective for contracts entered into or modified after June 30, 2003, except for certain hedging relationships designated after June 30, 2003. Most provisions of this Statement should be applied prospectively. The adoption of this statement did not have a significant impact on the Company's results of operations or financial position.

In May 2003, the FASB issued SFAS Statement No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did have a significant impact on the Company's results of operations or financial position.

In November 2002, the FASB issued Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantees and elaborates on existing disclosure requirements related to guarantees and warranties. The recognition requirements are effective for guarantees issued or modified after December 31, 2002 for initial recognition and initial measurement provisions. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial position.

                               NURSES PRN, L.L.C.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 1- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The adoption of FIN 46 did not have a significant impact on the Company' results of operations or financial position.

NOTE 2- FIXED ASSETS

Fixed Assets at June 30, 2005 and 2004 are as follows:

                                            2005               2004
                                         ---------          ---------

Office furniture and computers           $ 113,945          $ 324,934
Less:  accumulated depreciation             45,758             60,336
                                         ---------          ---------
Net property and equipment               $  68,187          $ 264,598
                                         =========          =========

Depreciation expense for the six months ended June 30, 2005 and 2004 was $7,339 and $47,030 respectively.

NOTE 3 NOTE PAYABLE - RECEIVABLE LINE OF CREDIT

The Company on June 4, 2002 entered into a mastering factoring agreement with Rockland Credit Finance, a subsidiary of Webbank, Inc. The agreement states from time to time during the term of the agreement that the Company may offer to sell to Rockland Credit certain amounts of the Company's account receivables.

                               NURSES PRN, L.L.C.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 3 NOTE PAYABLE - RECEIVABLE LINE OF CREDIT (CONTINUED)

In turn of the acceptance of the account receivables, Rockland Credit will pay to the Company an amount up to 90% of the aggregate net face value of the assigned accounts. If the aggregate net face value of the receivables accepted by Rockland Credit is less than $1,500,000, the Company would be required to pay a fee not less than $2,000. The term of the agreement is for one year and the agreement automatically renews for successive one-year periods.

NOTE 4- NOTE PAYABLE - OTHER

The Company has a note payable which was originally $250,000 as of July 2003. The note was amended for another additional $250,000 in September 2003, for a total principal balance of $500,000, of which $365,487 and $451,700 was outstanding as of June 30, 2005 and 2004, respectively. Interest is payable monthly at an annual rate of 9%. The term of the note is for four years, and the principal balance is payable in monthly installments of principal plus accrued interest at which time the final installment equal to the remaining balance shall be due and payable.

NOTE 5- DUE TO MEMBERS

The Company has been advanced amounts from its members to cover working capital needs and expansion costs over time. At June 30, 2005 and 2004, there is $993,332 and $1,225,117 outstanding, respectively. There is no stated interest due on these amounts and they are due on demand. These payments will be repaid upon a sale of the Company.

                               NURSES PRN, L.L.C.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 6- GOING CONCERN

As shown in the accompanying financial statements, the Company incurred net losses for the years ended December 31, 2004 and 2003. There is no guarantee whether the Company will be able to generate enough revenue and/or raise capital to support current operations and generate anticipated sales. This raises substantial doubt about the Company's ability to continue as a going concern.

Management believes that the Company's capital requirements will depend on many factors including the success of the Company's service efforts.

The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 7- COMMITMENTS AND CONTINGENCIES

                                     LEASES

The Company conducts its operations in either leased facilities, where the leases are month to month or have provisions that provide for renewal options, in hospitals, where no rent is charged or they have agreements where no rent required is part of the agreement. Facilities where there are leases are all operating leases and rent expense is charged to operations as incurred.

As of June 30, 2005, the future minimum rental payments due under noncancellable operating leases are as follows:

                                2005              $ 43,504
                                2006                44,657
                                                  --------

                                   Totals         $ 88,161
                                                  ========

NOTE 8 - SUBSEQUENT EVENT

As of July 1, 2005, the Company sold its assets to Nurses PRN Acquisition Corp., a wholly owned subsidiary of a public company Medical Staffing Solutions, Inc.

ITEM 9.01 (B):

                MEDICAL STAFFING SOLUTIONS, INC. AND SUBSIDIARIES
                       INTRODUCTION TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July 1, 2005, Medical Staffing Solutions Inc. and Subsidiaries ("The Company") consummated an Asset Purchase Agreement with Nurses PRN, LLC, a privately held Company whereby, Medical Staffing Solutions, Inc. and Subsidiaries, agreed to acquire all the assets, properties, rights, intents, business and goodwill of Nurses PRN, LLC. The Company also acquired certain liabilities.

The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2005 has been presented with a consolidated subsidiary at June 30, 2005. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 purport what the acquisition would look like. The year ended December 31, 2004 statement of operations has been presented as if the acquisition had occurred January 1, 2004 combined.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto.

                MEDICAL STAFFING SOLUTIONS, INC. AND SUBSIDIARIES
             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2005

                                                MEDICAL STAFFING
                                              SOLUTIONS, INC. AND
                                                  SUBSIDIARIES      NURSES PRN, LLC       ADJUSTMENTS          PRO FORMA
                                              -------------------   ---------------       -----------         ----------
                  ASSETS
Current Assets:
    Cash and cash equivalents                     $    10,682              10,789                  --         $    21,471
    Accounts receivable, net of allowance
     for doubtful accounts of $46,096               1,031,600           1,803,255                  --           2,834,855
    Accounts receivables-other                          9,100                  --                  --               9,100
    Prepaid expenses                                   38,518              24,949                  --              63,467
                                                  -----------         -----------         -----------         -----------
        Total Current Assets                        1,089,900           1,838,993                  --           2,928,893
                                                  -----------         -----------         -----------         -----------

    Fixed assets, net of depreciation                  49,517              68,187                  --             117,704
    Loan commitment fees, net                          39,375                  --                  --              39,375
    Deposits                                        1,650,643               7,057                  --           1,657,700
    Goodwill                                               --                  --           1,223,406           1,223,406
                                                  -----------         -----------         -----------         -----------
TOTAL ASSETS                                      $ 2,829,435         $ 1,914,237         $ 1,223,406         $ 5,967,078

  LIABILITIES AND STOCKHOLDERS' (DEFICIT)

LIABILITIES
Current Liabilities:
    Note payable - current portion                $   551,765         $ 1,751,705         $(1,136,217)        $ 1,167,253
    Promissory note - Standby Equity
     Distribution Agreement                         1,579,068                  --                  --           1,579,068
    Due to related parties                             73,333             993,332            (993,332)             73,333
    Accounts payable and accrued expenses             751,998           2,553,920          (2,553,920)            751,998
    Loan payable - Officer / Litigation
     settlement payable                                50,000                  --                  --              50,000
                                                  -----------         -----------         -----------         -----------
    Total Current Liabilities                       3,006,164           5,298,957          (4,683,469)          3,621,652
    Long term liabilities                                  --             162,155             162,155
                                                  -----------         -----------         -----------         -----------
      Total Liabilities                             3,006,164           5,461,112          (4,683,469)          3,783,807
                                                  -----------         -----------         -----------         -----------

STOCKHOLDERS' (DEFICIT)
    Preferred Stock, $.001 Par Value;
     30,000,000 shares authorized 0 shares
     issued and outstanding                                --                  --                  --                  --
    Common Stock, $.001 Par Value;
     300,000,000 shares authorized
     176,100,015 shares issued and
     outstanding                                      166,600                  --               9,500             176,100
    Additional Paid-in-Capital                      5,750,728                  --           2,350,500           8,101,228
    Deficit                                        (6,094,057)         (3,546,875)          3,546,875          (6,094,057)
                                                  -----------         -----------         -----------         -----------
      Total Stockholders' (Deficit)                  (176,729)         (3,546,875)          5,906,875           2,183,271
                                                  -----------         -----------         -----------         -----------
TOTAL LIABILITIES AND STOCKHOLDERS'
(DEFICIT)                                         $ 2,829,435         $ 1,914,237         $ 1,223,406         $ 5,967,078
                                                  ===========         ===========         ===========         ===========

          The accompanying notes are an integral part of the condensed consolidated financial statements.

                MEDICAL STAFFING SOLUTIONS, INC. AND SUBSIDIARIES
       UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2005

                                                              MEDICAL STAFFING
                                                              SOLUTIONS, INC.
                                                              AND SUBSIDIARIES      NURSES PRN, LLC          PRO FORMA
                                                              ----------------      ---------------        -------------
OPERATING REVENUES
    Revenue                                                    $   2,859,076         $   7,229,872         $  10,088,948

COST OF SALES                                                      1,959,864             5,898,487             7,858,351
                                                               -------------         -------------         -------------

GROSS PROFIT                                                         899,212             1,331,385             2,230,597
                                                               -------------         -------------         -------------

OPERATING EXPENSES
    Administrative payroll, benefits and overhead costs              903,499               590,724             1,494,223
    General and administrative expenses                              485,070             1,032,734             1,517,804
    Depreciation and amortization                                     37,422                 7,339                44,761
                                                               -------------         -------------         -------------
        Total Operating Expenses                                   1,425,991             1,630,797             3,056,788
                                                               -------------         -------------         -------------

(LOSS) BEFORE OTHER INCOME (EXPENSES)                               (526,779)             (299,412)             (826,191)
                                                               -------------         -------------         -------------

OTHER INCOME (EXPENSES)
    Amortization of discount on conversions                               --                    --                    --
    Interest income                                                   10,314                    --                10,314
    Interest expense                                                (149,063)             (477,052)             (626,115)
                                                               -------------         -------------         -------------
        Total Other Income (Expenses)                               (138,749)             (477,052)             (615,801)
                                                               -------------         -------------         -------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES                     $    (665,528)        $    (776,464)        $  (1,441,992)
Provision for Income Taxes                                                --                    --                    --
                                                               -------------         -------------         -------------

NET LOSS APPLICABLE TO COMMON SHARES                           $    (665,528)        $    (776,464)        $  (1,441,992)
                                                               =============         =============         =============

NET LOSS PER BASIC AND DILUTED SHARES                          $    (0.00445)                              $    (0.00963)
                                                               =============                               =============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING             149,722,241                                 149,722,241
                                                               =============                               =============

          The accompanying notes are an integral part of the condensed consolidated financial statements.

                MEDICAL STAFFING SOLUTIONS, INC. AND SUBSIDIARIES
       UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                         MEDICAL STAFFING
                                                          SOLUTIONS, INC.
                                                         AND SUBSIDIARIES     NURSES PRN, LLC         PRO FORMA
                                                         ----------------     ---------------        ------------
OPERATING REVENUES

Revenue                                                    $  6,734,564         $ 10,931,812         $ 17,666,376


COST OF SALES                                                 5,018,601            9,132,692           14,151,293
                                                           ------------         ------------         ------------


GROSS PROFIT                                                  1,715,963            1,799,120            3,515,083
                                                           ------------         ------------         ------------


OPERATING EXPENSES

Administrative payroll, benefits and overhead costs           2,046,954            2,012,097            4,059,051

General and administrative expenses                           1,371,377            1,316,132            2,687,509

Depreciation and amortization                                    61,726               52,807              114,533
                                                           ------------         ------------         ------------

Total Operating Expenses                                      3,480,057            3,381,036            6,861,093
                                                           ------------         ------------         ------------


(LOSS) BEFORE OTHER INCOME (EXPENSES)                        (1,764,094)          (1,581,916)          (3,346,010)
                                                           ------------         ------------         ------------


OTHER INCOME (EXPENSES)

Amortization of discount on conversions                        (108,760)                  --             (108,760)

Interest income                                                   1,450                   --                1,450

Interest expense                                               (240,259)          (1,182,431)          (1,422,690)
                                                           ------------         ------------         ------------

Total Other Income (Expenses)                                  (347,569)          (1,182,431)          (1,530,000)
                                                           ------------         ------------         ------------


NET LOSS BEFORE PROVISION FOR INCOME TAXES                 $ (2,111,663)        $ (2,764,347)        $ (4,876,010)
                                                           ------------         ------------         ------------

PROVISION FOR INCOME TAXES                                           --                   --                   --

NET LOSS APPLICABLE TO COMMON SHARES                       $ (2,111,663)        $ (2,764,347)        $ (4,876,010)
                                                           ============         ============         ============

NET LOSS PER BASIC AND DILUTED SHARES                      $      (0.03)                             $      (0.08)
                                                           ============         ============         ============

WEIGHTED AVERAGE NUMBER OF COMMON

SHARES OUTSTANDING                                           63,586,027                                63,586,027
                                                           ============         ============         ============

                MEDICAL STAFFING SOLUTIONS, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2005 and the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 and the statement of operations for the year ended December 31, 2004 to reflect the purchase of the assets and assumption of certain liabilities.

            A. To record the purchase of the assets and certain liabilities of Nurses PRN, LLC.

            B. Nurses PRN, LLC had disposed of a subsidiary during the 2005 year, and had reported the income from discontinued operations and the gain on the disposal of the assets from said discontinued operations on their financial statements in the amounts of $576,945 and $906,138, respectively. However, in accordance with proper reporting requirements, those elements have been eliminated in the pro-forma presentation, resulting in an increase in loss reported on the pro-forma from an actual amount of $(1,281,264) to a pro-forma loss amount of $(2,764,347).